UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 21, 2015

DIGITALGLOBE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-34299	31-1420852
(Commission File Number)	(IRS Employer Identification No.)

1300 West 120th Avenue Westminster, Colorado	80234
(Address of Principal Executive Offices)	(Zip Code)

(303) 684-4000

(Registrant’s Telephone Number, Including Area Code)

1601 Dry Creek Drive, Suite 260

Longmont, Colorado 80503

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Resignation of Director.

On October 21, 2015, DigitalGlobe, Inc. (“Company”) announced the resignation of Martin C. Faga from the Board of Directors (“Board”), effective October 21, 2015.

(d) Appointment of New Director.

On October 21, 2015, the Board elected L. Roger Mason, Jr., Ph.D, to serve on the Board to fill the vacancy created by the resignation of Mr. Faga.  Dr. Mason was also appointed to the Company’s Risk Management Committee.  Dr. Mason will serve as a Class I director, and will stand for election at the Company’s 2016 Annual Meeting of Shareowners.

Dr. Mason will receive the standard cash and quarterly equity retainer, a portion of which will be pro-rated to reflect the actual time Dr. Mason will serve on the Company’s Board in fiscal year 2015, paid by the Company to all of its non-employee directors and as described under “2014 Director Compensation” in the Company’s Proxy Statement for its 2015 Annual Meeting of Shareowners filed with the U.S. Securities and Exchange Commission (“SEC”) on April 14, 2015.  In connection with his appointment to the Board, Dr. Mason was given a one-time award of restricted stock units with a grant date fair value of $170,000 effective upon his start date.  The restricted stock units will vest in equal installments on each anniversary of the award date over a four year period, provided Dr. Mason remains a member of the Board.  The Company intends to issue future one-time equity grants to new directors on a time-vested basis.

In connection with his appointment, Dr. Mason will enter into a standard indemnification agreement with the Company in the form previously approved by the Board, which is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 3, 2013 and is incorporated by reference herein.

Item 7.01                                           Regulation FD Disclosure.

On October 21, 2015, the Company issued a press release announcing Dr. Mason’s appointment and Mr. Faga’s resignation. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities under that section and shall not be deemed incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language contained in such filing, unless otherwise expressly stated in such filing.

Item 9.01                                           Financial Statements and Exhibits.

(d) The following exhibit is furnished with this report:

Exhibit 99.1	Press Release dated October 21, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITALGLOBE, INC.

	By:	/s/ Daniel L. Jablonsky
Date: October 21, 2015		Daniel L. Jablonsky
Senior Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated October 21, 2015.